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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT NOVEMBER 24, 1999


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                         ALIGN-RITE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           CALIFORNIA                     0-26240                954528353
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


          2428 ONTARIO STREET, BURBANK, CA                    91504
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                                 (818) 843-7220
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                       N/A
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

On October 1, 1999, Align-Rite International, Inc. ("Align-Rite") and Photronics, Inc. ("Photronics") filed with the Federal Trade Commission and the Department of Justice their respective notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act relating to the proposed merger of Align-Rite and Photronics. On October 28, 1999, Photronics withdrew and subsequently refiled its notification and report form. This procedure provided the Department of Justice an additional thirty days to conduct its preliminary review of the proposed transaction. Align-Rite has not been requested to refile its notification and report form.

On November 24, 1999, Align-Rite and Photronics received a request for additional information from the Department of Justice. The receipt of this request tolls the thirty-day waiting period for the proposed transaction pending submission of the requested additional information. The Department of Justice must approve or disapprove of the proposed transaction no later than twenty days after it deems the responses to the request submitted by the parties to be complete.


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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, HEREUNTO DULY AUTHORIZED.

DATED: NOVEMBER 29, 1999

                                                 /s/ PETAR N. KATURICH
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                                                     PETAR N. KATURICH
                                                 VICE PRESIDENT OF FINANCE,
                                           CHIEF FINANCIAL OFFICER AND SECRETARY


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